SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)      April 9, 1999
                                                         ------------------



                            THE B.F.GOODRICH COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



New York                           1-892                          34-0252680
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(State or other                (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)



            4020 Kinross Lakes Parkway, Richfield, Ohio         44286-9368
            --------------------------------------------------------------
             (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code     330-659-7600
                                                              ------------



                                 Not Applicable
          ---------------------------------------------------------------
          (Former name or former address,  if changed since last report.)

Item 5.    Other Events
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          On  April 9,  1999,  the  shareholders   of  The B.F.Goodrich  Company
("BFGoodrich") approved the issuance of BFGoodrich shares in connection with the Agreement and Plan of Merger ("Merger Agreement") dated as of November 22, 1998, among BFGoodrich, Runway Acquisition Corporation (a wholly-owned subsidiary of BFGoodrich) and Coltec Industries Inc ("Coltec"), whereby Coltec would become a
wholly-owned  subsidiary  of  BFGoodrich.   On the same date the shareholders of
Coltec approved the Merger Agreement. On April 9, 1999, BFGoodrich issued a press release with respect to these matters, which is incorporated herein by reference as Exhibit 99.1.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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   a)      Financial Statements

           None

   b)      Pro forma Financial Information

           None

   c)      Exhibits

           See Exhibit Index.




                                  EXHIBIT INDEX
                                  -------------


Exhibit No.        Description of Exhibit
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   99.1            Press Release Dated April 9, 1999






                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE B.F.GOODRICH COMPANY




                                                By /s/Nicholas J. Calise
                                                -----------------------------
                                                Nicholas J. Calise, Secretary




Dated:   April 12, 1999